Exhibit 10.2

AMENDMENT NO. 3 TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of April 16, 2024 (the “Effective Date”) to that certain Amended and Restated Revolving Credit Agreement, dated as of July 19, 2023 (as amended, restated supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among Opportunity Funding SPE V, LLC (the “Borrower”), Opportunity Financial, LLC (the “Company”), as originator (in such capacity, the “Originator”), as servicer (in such capacity, the “Servicer”), as a Guarantor (as defined in the Amended Credit Agreement) and as a Seller (as defined the Amended Credit Agreement), OppWin, LLC (“OppWin”), as a Seller and as a Guarantor, the other Guarantors from time to time party thereto, Midtown Madison Management LLC, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), and the Lenders parties thereto from time to time (the “Lenders” and each, individually, a “Lender”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower, the Company, the Originator, the Servicer, each Guarantor and each Seller party thereto (collectively, the “Credit Parties” and each, individually, a “Credit Party”), the Administrative Agent and the Lenders entered into the Existing Credit Agreement whereby the Lenders agreed to extend a revolving credit facility (the “Facility”) to the Borrower and the Borrower agreed to secure its Obligations under the Existing Credit Agreement by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien on all of its assets; and
WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as more specifically set forth herein on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
AGREEMENT
1.Definitions. Capitalized terms that are used in this Amendment (including the recitals hereto, which are herein incorporated) but are not defined herein shall have the meanings set forth in the Amended Credit Agreement, unless otherwise stated.
2.Amendments to Credit Agreement. Upon the Effective Date, the Existing Credit Agreement is hereby amended by:
[Signature Page to Amendment No. 3 to A&R Credit Agreement (OppFunding V)]

(a)adding the following new defined term to Section 1.1 of the Existing Credit Agreement in alphabetical order:
"Specified Share Repurchase Program" means OppFi Inc.’s program to repurchase, from time to time, up to $20,000,000 worth of its Class A common stock over a three year period as more specifically described in OppFi Inc.’s current report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2024.
(b)amending and restating Section 5.11(d) of the Existing Credit Agreement as follows:
(d)    Dividend Restriction. None of the Company or any of its Subsidiaries shall make any payments of Cash dividends or other Cash distributions to its equity holders without the prior written consent of the Administrative Agent, other than Cash dividends or Cash distributions made by any direct or indirect wholly-owned Subsidiary of the Company to its parent company; provided, however, that notwithstanding the foregoing, the Company may make distributions or payments of dividends no more frequently than once per Fiscal Quarter, so long as, after giving effect to such dividend or distribution, the Company and the Borrower shall not be in violation of Section 5.11(a) above; provided, further, that notwithstanding the foregoing, the Company may make distributions and/or dividends (x) in an amount not to exceed the amount necessary to permit its equity holders to pay federal, state and local income taxes, then due and owing, attributable to the income of the Borrower and its Subsidiaries, and (y) directly or indirectly to OppFi Inc., or redeem units, in each case in order to fund all or a portion of the payments made under, or to otherwise effectuate, the Specified Share Repurchase Program, in each case, so long as no Default or Event of Default shall exist (after giving effect to such distributions).
3.Limitation of Amendments.
(a)The amendments set forth in Article 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Amendment does not, and shall not be construed to constitute a waiver of any past, present or future violation of the Amended Credit Agreement, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect any Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Amended Credit Agreement, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by the Agents and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Existing Credit Agreement, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any of their respective Affiliates or any right, privilege or remedy of any Agent or any Lender under the Existing Credit Agreement, any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by any Agent or any Lender to any prior, existing or
[Signature Page to Amendment No. 3 to A&R Credit Agreement (OppFunding V)]

future violations of the Amended Credit Agreement, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Amended Credit Agreement, any other Credit Document or any other related document.
(b)This Amendment shall be construed in connection with and as part of the Amended Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Amended Credit Agreement and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect, except that on and after the date hereof all references in the other Credit Documents to the “Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Existing Credit Agreement shall mean and refer to the Amended Credit Agreement.
4.Representations and Warranties; Ratification of Assignments.
(a)Each Credit Party affirms that the execution, delivery and performance of this Amendment and the performance by it of the Amended Credit Agreement have been duly authorized by all necessary action, and it has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Amended Credit Agreement.
(b)Each Credit Party represents and warrants that this Amendment and the Amended Credit Agreement, as applicable, constitute its legally valid and binding obligations, enforceable against it in accordance with the respective terms hereof and thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
(c)Each Credit Party (with respect to itself) represents and warrants that the representations and warranties contained in Section 4 of the Existing Credit Agreement are true and correct in all material respects after giving effect to this Amendment on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default exists (after giving effect to this Amendment) or would result from this Amendment becoming effective in accordance with its terms.
5.Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:
(a)The Administrative Agent shall have received this Amendment duly executed by the Credit Parties.
(b)After giving effect to the terms of this Amendment, (i) the representations and warranties contained herein and in the Amended Credit Agreement and the other Credit Documents shall be true and correct in all material respects (except for such representations and
[Signature Page to Amendment No. 3 to A&R Credit Agreement (OppFunding V)]

warranties already qualified by materiality which shall be true and correct in all respects) on and as of the Effective Date (or to the extent they expressly relate to an earlier time, as of such earlier time); and (ii) no Default or Event of Default shall have occurred and be continuing.
(c)Borrower shall have paid to the Agents and the Lenders, as applicable, all other amounts required to be paid pursuant to the Amended Credit Agreement on the Effective Date and all outstanding Permitted Expenses.
6.Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the Credit Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement and the other Credit Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower and the Company each hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties, the Agents and the Lenders agree that the Amended Credit Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).
7.Amendment as a Credit Document. Each Credit Party acknowledges and agrees that this Amendment constitutes a “Credit Document.” Accordingly, it shall be an Event of Default under the Existing Credit Agreement if any representation or warranty made by a Credit Party under or in connection with this Amendment shall have been false in any material respect when made and which shall not have been remedied or waived within fifteen (15) Business Days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such falsity, or (ii) receipt by such Credit Party of written notice from the Administrative Agent or any Lender of such falsity.
8.Expenses of Agents and Lenders. Each Credit Party agrees to pay, jointly and severally, promptly after demand, all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment in accordance with Section 9.2 of the Amended Credit Agreement.
9.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
10.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Credit Parties, and their respective successors and permitted
[Signature Page to Amendment No. 3 to A&R Credit Agreement (OppFunding V)]

assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent.
11.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
12.No Waiver. Nothing contained in this Amendment shall be construed as an amendment or waiver by the Agents or the Lenders of any covenant or provision of the Existing Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument among the Credit Parties, the Lenders and the Agents, and the failure of the Lenders and the Agents at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agents to thereafter demand strict compliance therewith. The Agents and Lenders hereby reserve all rights granted to each of them under the Existing Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument among the Credit Parties and any one or more of the Agents and the Lenders.
13.Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
14.Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
15.Final Agreement. THE AMENDED CREDIT AGREEMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.
16.Time. Time is of the essence of this Amendment.
    IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.
[Signature Page to Amendment No. 3 to A&R Credit Agreement (OppFunding V)]

OPPORTUNITY FUNDING SPE V, LLC,
as a Borrower
By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: CEO

OPPORTUNITY FINANCIAL, LLC,
in its individual capacity, as Originator, Servicer, a Seller and a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: CEO

OPPWIN, LLC,
as a Seller and a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: CEO

[Signature Page to Amendment No. 3 to A&R Credit Agreement (OppFunding V)]

MIDTOWN MADISON MANAGEMENT LLC, as Administrative Agent and Collateral Agent By: /s/ David Aidi Name: David Aidi Title: Authorized Signatory

[Signature Page to Amendment No. 3 to A&R Credit Agreement (OppFunding V)]

ACM AIF EVERGREEN P2 DAC SUBCO LP,
as a Tranche B Lender

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

ATALAYA A4 POOL 1 LP,
as a Tranche B Lender

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

ATALAYA A4 POOL 1 (CAYMAN) LP,
as a Tranche B Lender

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

ACM AIF EVERGREEN P3 DAC SUBCO LP,
as a Tranche C Lender

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

ATALAYA ASSET INCOME FUND PARALLEL 345 LP,
as a Tranche C Lender

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

ATALAYA A4 P2 DAC SUBCO LP,
as a Tranche C Lender

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to A&R Credit Agreement (OppFunding V)]

ACKNOWLEDGED AND AGREED:

OPPORTUNITY MANAGER, LLC,
as a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: Executive Chairman & CEO

OPPWIN CARD, LLC,
as a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: Executive Chairman & CEO

OPPWIN SALARYTAP, LLC,
as a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: Executive Chairman & CEO

OPPORTUNITY FINANCIAL CARD COMPANY, LLC,
as a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: Executive Chairman & CEO

SALARYTAP, LLC,
as a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: Executive Chairman & CEO

OPPORTUNITY FINANCIAL LOANS, LLC,
as a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: Executive Chairman & CEO

[Signature Page to Amendment No. 3 to A&R Credit Agreement (OppFunding V)]

OPPWIN LOANS, LLC,
as a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: Executive Chairman & CEO

OPPFI MANAGEMENT HOLDINGS, LLC,
as a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: Executive Chairman & CEO

OPPORTUNITY FUNDING SPE II, LLC,
as a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: Executive Chairman & CEO

[Signature Page to Amendment No. 3 to A&R Credit Agreement (OppFunding V)]